May 23, 2001

                         Dreyfus Growth and Income Fund

                Supplement to Statement of Additional Information
                               Dated March 1, 2001

      The Fund may purchase securities of companies in initial public offerings ("IPOs"). The prices of securities purchased in IPO's can be very volatile. The effect of IPOs on the Fund's performance depends on a variety of factors, including the number of IPOs the Fund invests in, whether and to what extent a security purchased in an IPO appreciates in value, and the asset base of the Fund. As a fund's asset base increases, IPOs often have a diminished effect on such fund's performance.